GOLDMAN SACHS TRUST

Goldman Sachs Financial Square Funds

Administration Shares, Capital Shares, Cash Management Shares, FST Shares, Preferred Shares, Premier Shares, Resource Shares, Select Shares and Service Shares

of the

Goldman Sachs Financial Square Money Market Fund

(the “Fund”)

Supplement dated December 30, 2013 to the

Prospectuses and Summary Prospectuses, each dated December 27, 2013

At a meeting held on December 17, 2013, the shareholders of the Fund approved a proposal to change the Fund’s concentration policy to permit (but not require) the Fund to invest more than 25% of its total assets in obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. This change to the Fund’s concentration policy will be implemented effective January 2, 2014.

Effective as of January 2, 2014, each Prospectus and Summary Prospectus is revised as follows:

The first sentence of the first paragraph under the “Goldman Sachs Money Market Fund—Summary—Principal Strategy” section of each Prospectus and Summary Prospectus is replaced with the following:

The Fund pursues its investment objective by investing in obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

The first sentence of the first paragraph under the “Investment Management Approach—Principal Investment Strategies—Money Market Fund” section of each Prospectus is replaced with the following:

The Money Market Fund pursues its investment objective by investing in U.S. Government Securities, obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

The following replaces the information under the “Bank Obligations” column and the “Money Market Fund” row in the “Investment Management Approach—Investment Practices and Securities” table of each Prospectus:

¢	Over 25% of total assets may be invested in U.S. and foreign (US$) banks.

The footnote reference in the “Bank Obligations” column and the “Money Market Fund” row in the “Investment Management Approach—Investment Practices and

Securities” table of each Prospectus is deleted, and the remaining footnotes to the table are renumbered accordingly.

The following replaces the second sentence under “Banking Industry Risk” under the “Risks of the Funds” section of each Prospectus:

The Money Market Fund may invest more than 25% of its total assets in bank obligations.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

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